UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 11, 2007

Alliance Distributors Holding Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32319	33-0851302
(Commission File Number)	(IRS Employer Identification No.)

1160 Commerce Avenue, Bronx, New York	11462
(Address of Principal Executive Offices)	(Zip Code)

(718) 536-2248
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Effective May 11, 2007, Alliance Distributors Holding Inc. (“the Company”) amended its financing agreement dated November 11, 2004 (“the Financing Agreement”) with Rosenthal and Rosenthal, Inc. Pursuant to the amendment, the maximum credit facility, as defined, was increased from $10,000,000 to $15,000,000 ($17,500,000 from November 1 to January 31 of each year), the interest rate on outstanding borrowings was decreased from the prime rate plus 1.5% to the prime rate plus 0.75% (but in no event shall the interest rate be less than 4.75%), and the expiration date was extended to May 31, 2010. Borrowing under the Financing Agreement are based on eligible inventory and receivables, are due on demand, and are secured by substantially all of the assets of the Company and are subject to the Company maintaining a specified level of net worth, working capital and debt ratio, as defined. In addition, in 2004 the Company's CEO and the Company's President signed limited guaranties in respect of borrowings under the Financing Agreement.

The amended Financing Agreement expires May 31, 2010, unless earlier terminated by Rosenthal on 30 days' notice. In addition to monthly interest on outstanding borrowings, the Company is obligated to pay the lender a pro-rated fee of $25,000 on May 31, 2007, a fee of 0.25% of the maximum credit facility in effect on each anniversary date, and a monthly administrative fee of $1,000.

On May 11, 2007, borrowings under the Financing Agreement approximated $5.5 million.

Item 2.03. Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of the Registrant

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

 (d) EXHIBITS

Exhibit No.	Description
10.01	Form of Financing Agreement between the Company and Rosenthal and Rosenthal. Incorporated herein by reference from Exhibit 10.01 to the Company’s Form 8-K filed on November 16, 2004.
10.02

Amendment dated November 1, 2005 to the Financing Agreement between the Company and Rosenthal & Rosenthal. Incorporated herein by reference from Exhibit 10.02 to the Company’s Form 10-QSB filed on November 7, 2005.

10.03	Form of amendment dated May 11, 2007 to the Financing Agreement between the Company and Rosenthal & Rosenthal, filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE DISTRIBUTORS HOLDING INC.
(Registrant)

Date: May 17, 2007	/s/ Stephen Agress
Stephen Agress
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
10.01	Form of Financing Agreement between the Company and Rosenthal and Rosenthal. Incorporated herein by reference from Exhibit 10.01 to the Company’s Form 8-K filed on November 16, 2004.
10.02

Amendment dated November 1, 2005 to the Financing Agreement between the Company and Rosenthal & Rosenthal. Incorporated herein by reference from Exhibit 10.02 to the Company’s Form 10-QSB filed on November 7, 2005.

10.03	Form of amendment dated May 11, 2007 to the Financing Agreement between the Company and Rosenthal & Rosenthal, filed herewith.

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